Exhibit 32.1

Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Mark Barrocas, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1) the Quarterly Report on Form 10-Q of SharkNinja, Inc. for the period ended June 30, 2026, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of SharkNinja, Inc.

Dated: August 05, 2026	/s/ Mark Barrocas
Mark Barrocas
Chief Executive Officer (Principal Executive Officer)